UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

October 9, 2003
Date of Report (Date of earliest event reported)

 EARTHFIRST TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

              Florida                                                        0-23897                                            59-3462501
(State of other jurisdiction                                   Commission File                                     RS Employer
       of incorporation                                                  Number                                          Identification No.

5025 West Lemon Street, Tampa, Florida 33609
(Address of principal executive offices) (Zip Code)

(813)-287-9733
Registrant's telephone number, including area code

Item 9: Regulation FD Disclosure

    Between October 9 through the 16th, 2003, EarthFirst Technologies, Inc. issued five press releases which are attached to this Form 8-K as EX-99.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EARTHFIRST TECHNOLOGIES, INC.
(Registrant)

Date October 17, 2003

S/S JOHN STANTON
John Stanton
Chief Executive Officer